Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350,

AS ADOPTED, PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned executive officer of the registrant hereby certifies that this Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Paul S. Musgrove
Paul S. Musgrove
Chief Financial Officer

Date: September 9, 2005